UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

__________________________________

VAIL BANKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-25081	84-1250561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 South Frontage Road West Vail, Colorado	81657
(Address of Principal Executive Offices)	(Zip Code)

(970) 476-2002
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)     Exhibits:

                 99.1     Press Release issued by Vail Banks, Inc. dated April 23, 2003.

ITEM 9. REGULATION FD DISCLOSURE (AND INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

       The following information is furnished pursuant to Item 9 and also under Item 12-Results of Operations and Financial Condition. The Item 12 information is being furnished under Item 9 of this Current Report on Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216.

       The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

       On April 23, 2003, Vail Banks, Inc. issued a press release reporting earnings and other financial results for its first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL BANKS, INC.

Date: April 24, 2003	/s/ LISA M. DILLON
Lisa M. Dillon
President

Date: April 24, 2003	/s/ PETER G. WILLISTON
Peter G. Williston
Senior Executive Vice President and Chief Financial Officer

No.	Exhibit Index
99.1	Press Release issued by Vail Banks, Inc. dated April 23, 2003